UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 8, 2018

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36400 (Commission File Number)	46-5292553 (IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01    Other Events.

On January 8, 2018, Ashford Inc. (NYSE American: AINC) (the “Company”) entered into an At-the-Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley FBR, Inc., as Agent (the “Agent”), relating to the offer and sale of shares of the Company’s Common Stock having an aggregate offering price of up to $20,000,000 (the “Shares”).

Sales of the Shares, if any, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the NYSE American or sales made to or through a market maker other than on an exchange.

The Agent will receive from the Company a commission in an amount equal to 2.0% of the gross sales price of all Shares sold through it as Agent under the Sales Agreement. The Company may also sell some or all of the Shares to the Agent as principal for its own account at a price agreed upon at the time of sale.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-221993), which initially became effective on January 5, 2018, and a prospectus supplement dated January 8, 2018, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

The description of the Sales Agreement contained in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
1.1*	Form of At-the-Market Issuance Sales Agreement (incorporated by reference to Exhibit 1.2 to the Registration Statement on Form S-3 (File No. 333-221993) filed on December 11, 2017)
5.1	Opinion of Hogan Lovells US LLP regarding legality of the Common Stock
23.1	Consent of Hogan Lovells US LLP (included in its opinion filed as Exhibit 5.1)

*Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2018

ASHFORD INC.

By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel